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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                         Date of Report: August 29, 1997





                             BRAZIL FAST FOOD CORP.
               (Exact name of Registrant as specified in charter)





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
  Delaware                                    0-23278                                       13-3688737
(State or other                       (Commission File No.)                               (IRS Employer
jurisdiction of                                                                            Identification
incorporation)                                                                                Number)
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Praia do Flamengo
200-22o. Andar
CEP 22210-30, Rio de Janeiro, Brazil                        N/A
(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code:  55 21 556 0424
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Item 1. Changes in Control of Registrant

Item 5. Other Events

                  Effective August 11, 1997, AIG Latin America Equity Partners, Ltd. ("AIGLAEP"), a Bermudian investment company, entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Registrant pursuant to which AIGLAEP purchased 1,500,000 shares of Registrant's Common Stock (the "Shares") and five-year warrants (the "Warrants") to purchase 250,000 shares of Registrant's Common Stock at an initial exercise price of $4.00 per share, which exercise price and number of shares is subject to adjustment, for an aggregate purchase price of $4,500,000.

                  Pursuant to the terms of the Stock Purchase Agreement and Stockholders' Agreement between AIGLAEP, Registrant and certain stockholders of Registrant listed on Schedule A thereto (which agreement was entered into concurrently with the Stock Purchase Agreement and is attached hereto as Exhibit 99.2), AIGLAEP and certain of its transferees have the right to nominate one member of Registrant's Board of Directors, and have the right to nominate additional directors which, under certain circumstances may enable AIGLAEP to nominate directors constituting a majority of Registrant's Board of Directors (through an expansion of the Board and the filling of vacancies created by the resignation of certain directors serving at such time) if Registrant does not attain certain operating goals. Pursuant to the terms of the Stockholders' Agreement the current directors and executive officers and certain other stockholders of Registrant have agreed to take any and all action, including voting their respective shares of Registrant's Common Stock, to cause the nominee(s) designated by AIGLAEP to be elected to the Board.

                  The Stockholders' Agreement also provides that Registrant shall not offer, issue or sell any shares of capital stock of Registrant or any warrants or options to purchase or rights to subscribe for or any other securities convertible into or exchangeable for shares of capital stock of Registrant, unless Registrant first offers to AIGLAEP its proportionate percentage (as such term is defined in the Stockholders' Agreement) of the securities proposed to be offered by Registrant. Pursuant to the terms of the Stockholders' Agreement, AIGLAEP also has certain other rights in connection with certain sales by the stockholders party to such agreement of the shares of Registrant's Common Stock owned by such stockholders.

                  In addition, as more fully described in the Stockholders' Agreement, Registrant may not, without the prior written approval of AIGLAEP and certain of its transferees: (i) sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets to any other company, companies, entity or entities, subject to Registrant's Board of Directors fulfilling its fiduciary duties; (ii) purchase, lease or otherwise acquire all or substantially all of the properties or assets of another
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corporation or entity; (iii) during the first three (3) years after August 11,
1997, make any payment on account of the purchase, redemption or other retirement of any shares of its capital stock and thereafter, make any payment on account of the non-pro rata purchase, redemption or other retirement of any shares of its capital stock; (iv) merge or consolidate with or into, or permit any subsidiary to merge, or consolidate with or into, any other company, companies, entity or entities, provided that any wholly-owned subsidiary of Registrant may merge or consolidate with or into another wholly-owned subsidiary of Registrant, subject to Registrant's Board of Directors fulfilling its fiduciary duties; (v) voluntarily dissolve, liquidate or wind up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution; (vi) take any action to cause an amendment to the Certificate of Incorporation or By-laws of Registrant which would affect the rights or obligations of any of the stockholders party to the Stockholders' Agreement; (vii) enter into any agreements or transactions between Registrant or any affiliate thereof and the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and President of Registrant or any management group stockholder or any of their respective affiliates; (viii) issue or agree to issue any shares of preferred equity at any price or any shares of common equity or any security, right, option or warrant convertible into or exercisable for, shares of Registrant's capital stock, in either case, at a lower per share price than that paid by AIGLAEP for its Shares; provided, however that this restriction shall not apply to (a) shares of Common Stock or warrants, options, rights or securities convertible into or exchangeable for capital stock of Registrant issued as consideration in the acquisition by Registrant of the stock or assets of another company, provided that such acquisition and issuance has been approved by Registrant's Board of Directors, including the Director nominated by AIGLAEP, (b) any shares of Common Stock or warrants, options, rights or securities convertible into or exchangeable for capital stock of Registrant issued in connection with any pro rata stock split, stock dividends or similar event affecting the Common Stock, and (c) shares of Common Stock issued pursuant to the exercise of currently outstanding warrants or options or any options which may be issued under Registrant's current existing Stock Option Plan; (ix) increase the number of persons serving on the Board; (x) make any significant changes in Registrant's or its subsidiaries' accounting policies, unless required by law; (xi) permit material deviations from its business strategy, such as any expansion of Registrant's business outside of Brazil or any change in the fundamental nature of Registrant's business as conducted on August 11, 1997; (xii) change any component of the current compensation of Registrant's Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and President, which compensation shall include salary, bonus, stock options and fringe benefits; (xiii) declare any dividends; (xiv) adopt or amend any stock option, stock purchase or similar plan.

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                  AIGLAEP and Registrant have also entered into a Registration
Rights Agreement (attached hereto as Exhibit 99.4) pursuant to which Registrant has agreed to register the Shares under the Securities Act of 1933, as amended, within 45 days of August 11, 1997. In the event that the Shares are not subject to an effective registration statement within 135 days after August 11, 1997, AIGLAEP shall have the right to sell the Shares to Registrant at a price of $4.00 per share within 30 days of such 135-day period.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)      Financial Statements:

                           Inapplicable


                  (b)      Pro Forma Financial Information:

                           Inapplicable


                  (c)      Exhibits:

                           99.1 Stock Purchase Agreement by and between Registrant and AIGLAEP.

                           99.2  Stockholders' Agreement by and among
                                 Registrant, AIGLAEP and the stockholders listed on Schedule A thereto.

                           99.3 Warrant Agreement by and between AIGLAEP and Registrant.

                           99.4  Registration Rights Agreement between
                                 AIGLAEP and Registrant.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 29, 1997                        BRAZIL FAST FOOD CORP.
                                                       (Registrant)


                                               By:  /s/Ira Roxland
                                                        Ira Roxland
                                                        Assistant Secretary
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                                EXHIBIT INDEX
                                -------------


      Exhibit Number                  Description
      --------------                  -----------


          99.1            Stock Purchase Agreement by and between
                          Registrant and AIGLAEP.

          99.2            Stockholders' Agreement by and among
                          Registrant, AIGLAEP and the stockholders listed on Schedule A thereto.

          99.3 Warrant Agreement by and between AIGLAEP and Registrant.

          99.4            Registration Rights Agreement between
                          AIGLAEP and Registrant.